united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-23128

Centerstone Investors Trust

(Exact name of registrant as specified in charter)

135 5th Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

Philip Santopadre, Gemini Fund Services, LLC

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 212-503-5789

Date of fiscal year end: 3/31

Date of reporting period: 3/31/18

Item 1. Reports to Stockholders.

CENTERSTONE INVESTORS

2018 ANNUAL REPORT

March 31, 2018

CENTERSTONE INVESTORS FUND

CLASS I	CLASS A	CLASS C
CENTX	CETAX	CENNX

CENTERSTONE INTERNATIONAL FUND

CLASS I	CLASS A	CLASS C
CINTX	CSIAX	CSINX

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Northern Lights Distributors, LLC.
Member FINRA

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers, if any, are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Centerstone Funds. This and other important information about the Funds are contained in the prospectus, which can be obtained by calling 877.314.9006. The prospectus should be read carefully before investing.

The Centerstone Funds are distributed by Northern Lights Distributors, LLC, Member FINRA/SIPC. Centerstone Investors, LLC is not affiliated with Northern Lights Distributors, LLC.

Centerstone Investors ♦ Annual Report ♦ March 31, 2018

TABLE OF CONTENTS

3	CENTERSTONE’S DISTINCT INVESTMENT APPROACH

4	CENTERSTONE’S OPERATING PRINCIPLES

5	CENTERSTONE’S GUIDELINES TO INTELLIGENT INVESTING

6	SHAREHOLDER LETTER

CENTERSTONE INVESTORS FUND

12	Centerstone Investors Fund Overview

14	Portfolio of Investments

CENTERSTONE INTERNATIONAL FUND

20	Centerstone International Fund Overview

22	Portfolio of Investments

27	STATEMENTS OF ASSETS AND LIABILITIES

29	STATEMENTS OF OPERATIONS

30	STATEMENTS OF CHANGES IN NET ASSETS

FINANCIAL HIGHLIGHTS

31	Centerstone Investors Fund

32	Centerstone International Fund

33	NOTES TO FINANCIAL STATEMENTS

52	AUDIT OPINION

54	FUNDS’ EXPENSES

56	SUPPLEMENTAL INFORMATION

61	PRIVACY NOTICE

63	TRUSTEES & OFFICERS

Centerstone Investors ♦ Annual Report ♦ March 31, 2018	1

2	Centerstone Investors ♦ Annual Report ♦ March 31, 2018

CENTERSTONE’S DISTINCT INVESTMENT APPROACH

(Unaudited)

Successful investing requires a strong dose of common sense. As a result, we approach security analysis from a different perspective. We are business analysts, not “equity” analysts. Business analysis is a more holistic approach which includes the entirety of a firm’s capital structure and allows us, in our opinion, to more accurately gauge the prospects for impairment in business value.

“Successful investing requires a strong dose of common sense. As a result, we approach security analysis from a different perspective. We are business analysts, not ‘equity’ analysts.”

As the name of the firm states, we are investors, which implies a long-term time horizon. Since most peers operate on an annual cycle, they attempt to maximize short-term gains. Being privately owned with an employee ownership culture allows us, in our opinion, to more effectively align our interests with our investors.

We define risk simply as the chance for permanent loss of capital. Our distinct investment approach seeks to minimize losses at a portfolio level by trying to have adequate diversification of risks. We will default to cash and high quality bonds in the absence of qualifying investments. It is our belief that our risk management techniques on a security-level and portfolio-level attempt to address the risk most commonly defined by shareholders: volatility.

Centerstone Investors ♦ Annual Report ♦ March 31, 2018	3

CENTERSTONE’S OPERATING PRINCIPLES

(Unaudited)

TIME HORIZON

♦	Long-term investment horizon

♦	Emphasis on long-term earnings power, rather than current earnings

MARGIN OF SAFETY AND INTRINSIC VALUE

♦	Invest in a security after we have determined that the market price is lower than its intrinsic value, the difference being our margin of safety

♦	Margin of safety affords us a cushion to potentially avoid paying more than its intrinsic value

SEEK TO MANAGE RISK THROUGH BOTTOM-UP RESEARCH

♦	In our opinion, it is important to avoid highly leveraged businesses, specifically because they are more exposed to an impairment of value during periods of industry or economic distress

♦	Focus our efforts on understanding the likelihood of a change in the earnings power of a business due to changing competitive dynamics, technological challenges and regulations, among other factors

♦	In most cases, we will avoid shareholder-unfriendly businesses as it relates to management’s capital allocation decisions

GENERAL MARKET RISK WITHIN A BOTTOM-UP APPROACH

♦	In environments with an insufficient margin of safety, fully invested portfolio mandates can become too exposed to the risk of loss by owning potentially overvalued securities, while a more flexible policy may help to reduce that risk by holding a reserve in cash and high quality debt instruments

4	Centerstone Investors ♦ Annual Report ♦ March 31, 2018

(Unaudited)

CENTERSTONE'S GUIDELINES TO INTELLIGENT INVESTING

A long-term time horizon and the avoidance of permanent capital loss are the keys to a successful investment strategy

Business quality, balance sheet quality, and management quality are as important as price in considering the difference between an investment and speculation

The flexibility to hold reserves is an important tool in the event that bottom-up search yields few opportunities

Centerstone Investors ♦ Annual Report ♦ March 31, 2018	5

Abhay Deshpande, CFA chief investment officer	DEAR FELLOW CENTERSTONE SHAREHOLDERS,

The snapshot of the one-year period ended March 31, 2018 has shown us a tale of two markets. Most of 2017 sailed by with little to no room for error as the S&P 500 was at or above its intrinsic value[1]. 2018 thus far has introduced a bit of volatility and has erased some gains earned in 2017. While the global financial crisis may seem like a distant memory, we are starting to unwind that perception as investors are wondering what is on the horizon.

Against this backdrop the Centerstone Funds posted equity-like returns and did so with limited downside as compared with their respective equity-only benchmarks, meeting our fundamental goals for both Funds. Regardless of the backdrop, we at Centerstone Investors remain disciplined and focused on our underlying businesses and their intrinsic values. As absolute value investors with a long-term investment horizon we do this by placing an emphasis on business quality, balance sheet quality and company management quality, within a context of avoiding permanent loss of capital. We focus on risk management first and foremost and hold sufficient reserves in the event of any volatility.

THREE PART OPPORTUNITY SET

The Centerstone Funds continue to favor non-US markets as US stocks remain modestly overvalued. However, the recent market volatility has provided us with more opportunities to research in the US and some early entry points. Since the epicenter of the volatility is interest rate-related in nature, stocks of many interest rate sensitive companies have seen their prices drop substantially. We are taking a deeper look into utilities and Real Estate Investment Trusts (REITs), while being cautious as such companies in these industries typically

[1]	Intrinsic value refers to the price a knowledgeable investor would pay in cash to control an asset.

6	Centerstone Investors ♦ Annual Report ♦ March 31, 2018

SHAREHOLDER LETTER

MARCH 31, 2018

support quite a bit of debt. In such cases of beaten down industries we do not typically favor, we tend to choose the higher quality companies, even if they are not the absolute cheapest. We put a premium on staying power because we know that it is possible we may be wrong or too early.

Our evolving “Amazon threat basket” includes grocery stores, auto parts distribution, retail, energy services and now health care distribution. We look for price dislocations and fundamental misunderstandings to find stocks that we believe are undervalued by the wider market and apply our above-mentioned principles to take advantage of the market’s emotional state. The key for us is to sort out the cyclical from the structural. We view Amazon as just another competitor in already competitive markets who is not pre-ordained to win the battle when it comes to the companies that we have chosen to invest in. Our aggregate exposure remains limited to less than 8% across six holdings in the Centerstone Investors Fund (CENTX) and less than 2% in one holding in the Centerstone International Fund (CINTX).

The third (and largest) opportunity set falls under our non-US allocations, specifically within Europe and to a lesser degree Asia. There has been an active bifurcation between US and non-US markets for a decade now, with the latter not having the same recovery as we have witnessed on the ground in our home-country. We believe the winds are turning into tailwinds, as earnings per share overseas have started to recover–2017 being proof of that. The path to interest rate increases overseas does not appear to be clear and perhaps foreign companies are not as interest rate sensitive as US businesses. For instance, 2-year notes in Europe and Japan are flat to slightly negative, while 2-year Treasury notes in the US are yielding more than the S&P 500 dividend yield. This to us suggests more potential safety overseas and we believe we are appropriately positioned to be rewarded with approximately 50% allocated to foreign equity in the Centerstone Investors Fund (CENTX) and approximately 80% allocated to foreign equity in the Centerstone International Fund (CINTX).

Centerstone Investors ♦ Annual Report ♦ March 31, 2018	7

As we continue through 2018, it is a good time to remember the greatest lesson ever taught by “Mr. Market” is that no one can have all the answers in this business as there is no crystal ball. With interest rates and inflation increasing, upcoming US elections and all of the unknowns to come, there certainly will be a vibrant debate over the future direction of stocks and bonds globally. While we will be aware of the debate around us, you can expect us to continue to focus on fundamentals of businesses and favor strong balance sheets, business model durability and management teams with good track records of capital allocation. With our Funds positioned differently than our peers, whether from an allocation perspective or a tilt toward less-loved securities, I am excited about our long-term prospects.

CENTERSTONE INVESTORS FUND

For the fiscal year ended March 31, 2018, the Centerstone Investors Fund Class I shares (CENTX) returned 9.82%, Class A shares (CETAX) returned 9.49% and Class A shares with a sales charge (CETAX) returned 4.00% compared with 14.85% for the MSCI ACWI Index and 13.59% for the MSCI World Index, respectively. The Fund’s reserves2 made up 23.31% of the portfolio as of March 31, 2018.

During the period, the Centerstone Investors Fund’s five largest contributors to performance were Ichiyoshi Securities (Japan, Foreign Equity, Financials), Grainger (United States, US Equity, Industrials), Topdanmark (Denmark, Foreign Equity, Financials), Target (United States, US Equity, Consumer Discretionary) and Berendsen (United Kingdom, Foreign Equity, Industrials), collectively adding 3.35% to performance. The five largest detractors were NOW (United States, US Equity, Industrials), Grupo Televisa (Mexico, Foreign Equity, Consumer Discretionary), Fossil Group (United States, US Equity, Consumer Discretionary), Mosaic (United States, US Equity, Materials) and Omnicom Group (United States, US Equity, Consumer Discretionary), collectively subtracting 1.62% from performance.

2	Cash & cash equivalents, treasury securities, short-term high quality bonds and preferred stocks.

8	Centerstone Investors ♦ Annual Report ♦ March 31, 2018

SHAREHOLDER LETTER

 MARCH 31, 2018

CENTERSTONE INTERNATIONAL FUND

For the fiscal year ended March 31, 2018, the Centerstone International Fund Class I shares (CINTX) returned 11.90%, Class A shares (CSIAX) returned 11.53% and Class A shares with a sales charge (CSIAX) returned 5.91% compared with 16.53% for the MSCI ACWI Ex-US Index and 14.80% for the MSCI EAFE Index, respectively. The Fund’s reserves2 made up 16.19% of the portfolio as of March 31, 2018.

During the period, the Centerstone International Fund’s five largest contributors to performance were Ichiyoshi Securities (Japan, Foreign Equity, Financials), Mandarin Oriental International (Hong Kong, Foreign Equity, Consumer Discretionary), Topdanmark (Denmark, Foreign Equity, Financials), Berendsen (United Kingdom, Foreign Equity, Industrials) and Air Liquide (France, Foreign Equity, Materials), collectively adding 4.71% to performance. The five largest detractors were Grupo Televisa (Mexico, Foreign Equity, Consumer Discretionary), Mosaic (United States, US Equity, Materials), Sodexo (France, Foreign Equity, Consumer Discretionary), ComfortDelGro (Singapore, Foreign Equity, Industrials) and Hongkong Land (Hong Kong, Foreign Equity, Real Estate), collectively subtracting 1.24% from performance.

Thank you for being a Centerstone shareholder and for your support in our growing Fund family. We look forward to writing you again.

Sincerely,

Abhay Deshpande, CFA
CHIEF INVESTMENT OFFICER

2	Cash & cash equivalents, treasury securities, short-term high quality bonds and preferred stocks.

Centerstone Investors ♦ Annual Report ♦ March 31, 2018	9

The commentary represents the opinion of Centerstone Investors as of March 2018 and is subject to change based on market and other conditions. These opinions are not intended to be a forecast of future events, a guarantee of future results or investment advice. Any statistics contained here have been obtained from sources believed to be reliable, but the accuracy of this information cannot be guaranteed. The views expressed herein may change at any time subsequent to the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

The MSCI ACWI ex-US Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed and emerging markets, excluding the US.

The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the market performance of developed markets, excluding the US & Canada.

All indices provide total returns in US dollars with net dividends reinvested.

Investors are not able to invest directly in the indices referenced and unmanaged index returns do not reflect any fees, expenses or sales charges. The referenced indices are shown for general market comparisons.

6321-NLD-4/12/2018

10	Centerstone Investors ♦ Annual Report ♦ March 31, 2018

Centerstone Investors ♦ Annual Report ♦ March 31, 2018	11

CENTERSTONE INVESTORS FUND OVERVIEW (Unaudited)

Seeks to generate long-term growth of capital by investing across the globe	Global investments across industries, market capitalizations and capital structure vary depending on opportunities	Invest in global equities and fixed income, with a bottom-up value approach. Weightings will

PERFORMANCE	1 Month	3 Month	1 Year	Since Inception*
Class I (CENTX)	–0.09%	–0.43%	9.82%	8.83%
Class A (CETAX)	–0.09	–0.43	9.49	8.52
Class A (CETAX) with Sales Charge†	–5.11	–5.42	4.00	5.63
Class C (CENNX)	–0.17	–0.61	8.74	7.99
MSCI ACWI Index	–2.14	–0.96	14.85	15.34
MSCI World Index	–2.18	–1.28	13.59	14.38

*	Inception date is May 3, 2016

†	Class A Maximum Sales Charge is 5.00%

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s total annual operating expenses, including acquired fund fees of 0.03%, gross of any fee waivers or expense reimbursements, is 2.58%, 3.89% and 2.45%, for Class A, Class C and Class I shares, respectively. The Fund’s investment advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until March 31, 2019, to ensure that the net annual Fund operating expenses will not exceed 1.35%, 2.10% and 1.10% of the Investors Fund’s average net assets, for Class A, Class C and Class I shares, respectively, subject to possible recoupment from the Fund in future years. Please review the Fund’s prospectus for more information regarding the Fund’s fees and expenses. For performance information current to the most recent month-end, please call toll-free 877.314.9006. Investors are not able to invest directly in the indices referenced in the illustration above and unmanaged index returns do not reflect any fees, expenses or sales charges. Definitions for the indices can be found on page 13.

TOP 10 HOLDINGS**	% of Portfolio		% of Portfolio
Gold & Gold-Related (US)	4.31%	TransCanada (CAN)	1.68%
Grainger (US)	1.93	Kerry Logistics (HKG)	1.63
Vopak (NLD)	1.79	Henry Schein (US)	1.48
Colgate-Palmolive (US)	1.77	ICA Gruppen (SWE)	1.45
Air Liquide (FRA)	1.76	Loomis (SWE)	1.45
		TOTAL	19.24%
**	Holdings in cash, cash equivalents and short term instruments have been excluded.

The security holdings are presented to illustrate examples of the securities that the Fund has bought and the diversity of areas in which the Fund may invest, and may not be representative of the Fund’s current or future investments. Portfolio holdings are subject to change and should not be considered investment advice.

12	Centerstone Investors ♦ Annual Report ♦ March 31, 2018

CLASS I		CLASS A		CLASS C
CENTX	♦	CETAX	♦	CENNX
(Unaudited)

Fund commenced operations May 3, 2016.

Returns for Class A shares include a maximum sales charge of 5.00%.

The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

The Consumer Price Index (CPI) represents the change in price of goods and services purchased for consumption by households.

§	Percentage of portfolio including income.

Portfolio allocations are subject to change and should not be considered investment advice.

Centerstone Investors ♦ Annual Report ♦ March 31, 2018	13

CENTERSTONE INVESTORS FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2018

Shares	Security	Value
COMMON STOCK – 68.59%
CANADA – 2.89%
122,012	TransCanada Corp.	$5,045,833
115,242	Metro, Inc.	3,676,366
		8,722,199
CHILE – 1.35%
94,957	Cia Cervecerias Unidas SA	2,792,685
102,546,552	Vina San Pedro Tarapaca SA	1,273,384
		4,066,069
DENMARK – 2.06%
75,046	ISS A/S*	2,787,168
190,576	Matas A/S	2,066,263
29,117	Topdanmark A/S*	1,374,839
		6,228,270
FINLAND – 0.93%
145,387	Tikkurila Oyj	2,794,287

FRANCE – 5.64%
43,209	Air Liquide SA	5,302,512
39,947	Schneider Electric SE	3,517,792
23,430	Danone SA	1,899,760
26,503	Valeo SA	1,753,178
14,466	Eiffage SA*	1,647,553
15,165	Sodexo SA	1,526,329
4,402	LVMH Moet Hennessy Louis Vuitton SE	1,356,580
		17,003,704
GERMANY – 5.22%
170,451	Hamburger Hafen und Logistik AG	3,835,203
34,162	Bayerische Motoren Werke AG	3,715,796
58,909	Brenntag AG	3,506,982
20,709	Fraport AG Frankfurt Airport Services Worldwide	2,043,819
23,454	Hornbach Holding AG & Co. KGaA	1,975,894
19,576	Hornbach Baumarkt AG	674,445
		15,752,139
HONG KONG – 3.35%
3,320,926	Kerry Logistics Network Ltd.	4,913,261
291,000	Hongkong Land Holdings Ltd.	2,004,990
671,517	Mandarin Oriental International Ltd.	1,604,926
296,900	Hysan Development Co. Ltd.	1,575,601
		10,098,778

See Accompanying Notes to Financial Statements.

14	Centerstone Investors ♦ Annual Report ♦ March 31, 2018

CENTERSTONE INVESTORS FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2018

Shares	Security	Value
COMMON STOCK – 68.59% (continued)
INDONESIA – 0.80%
2,053,562	Indocement Tunggal Prakarsa Tbk PT	$2,401,986

ISRAEL – 0.56%
402,400	Israel Chemicals Ltd.	1,708,309

JAPAN – 5.10%
214,275	Mitsubishi Estate Co. Ltd.	3,589,415
112,551	Nagaileben Co. Ltd.*	3,128,181
229,995	Ichiyoshi Securities Co. Ltd.*	2,660,708
42,573	Aica Kogyo Co. Ltd.*	1,567,463
97,000	Astellas Pharma, Inc.	1,483,711
7,752	Shimano, Inc.	1,118,662
50,330	Sekisui Jushi Corp.*	1,095,984
2,896	FANUC Corp.	745,295
		15,389,419
MALAYSIA – 0.96%
1,280,000	Genting Bhd.	2,886,328

MEXICO – 1.54%
915,016	Grupo Televisa SAB	2,921,206
96,090	Fresnillo PLC	1,715,772
		4,636,978
NETHERLANDS – 2.75%
109,793	Koninklijke Vopak NV	5,390,844
122,031	Koninklijke Ahold Delhaize NV	2,891,640
		8,282,484
PERU – 0.48%
26,684	Southern Copper Corp.	1,445,739

SINGAPORE – 1.09%
167,369	Oversea-Chinese Banking Corp. Ltd.	1,648,752
1,040,366	ComfortDelGro Corp. Ltd.	1,633,172
		3,281,924
SOUTH KOREA – 0.54%
17,200	KT&G Corp.	1,617,915

SWEDEN – 4.21%
122,909	ICA Gruppen AB	4,357,550
120,637	Loomis AB	4,355,114
232,562	Mekonomen AB*	3,978,521
		12,691,185

See Accompanying Notes to Financial Statements.

Centerstone Investors ♦ Annual Report ♦ March 31, 2018	15

CENTERSTONE INVESTORS FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2018

Shares	Security	Value
COMMON STOCK – 68.59% (continued)
SWITZERLAND – 4.51%
40,719	Novartis AG	$3,293,388
36,043	Nestle SA	2,848,894
12,152	Roche Holding AG	2,787,634
5,868	Swatch Group AG	2,589,227
23,117	Cie Financiere Richemont SA	2,077,337
		13,596,480
THAILAND – 2.77%
354,260	Siam City Cement PCL	2,938,296
4,278,000	Krung Thai Bank PCL	2,607,971
264,400	Bangkok Bank PCL	1,817,102
962,100	Thai Beverage PCL	573,794
65,350	Bangkok Bank PCL (NVDR)	415,177
		8,352,340
UNITED KINGDOM – 1.97%
585,000	Merlin Entertainments PLC	2,844,604
45,330	Spectris PLC	1,715,648
344,242	Rotork PLC	1,375,880
		5,936,132
UNITED STATES – 19.87%
20,569	Grainger, Inc.	5,806,012
74,237	Colgate-Palmolive Co.	5,321,308
66,169	Henry Schein, Inc.*	4,447,218
59,419	Target Corp.	4,125,461
74,540	Tapestry, Inc.	3,921,549
149,322	Mosaic Co.	3,625,538
47,734	EnerSys	3,311,308
11,715	O’Reilly Automotive, Inc.*	2,898,057
41,300	Emerson Electric Co.	2,820,790
274,855	NOW, Inc.*	2,809,018
37,503	Omnicom Group, Inc.	2,725,343
33,053	TJX Cos., Inc.	2,695,803
55,295	Sonoco Products Co.	2,681,808
35,558	CarMax, Inc.*	2,202,463
23,040	Scotts Miracle-Gro Co.	1,975,680
8,990	3M Co.	1,973,485
14,852	United Technologies Corp.	1,868,679
10,536	McDonald’s Corp.	1,647,620
26,215	CVS Health Corp.	1,630,835
7,000	FleetCor Technologies, Inc.*	1,417,500
		59,905,475
TOTAL COMMON STOCK (Cost – $195,072,314)		206,798,140

See Accompanying Notes to Financial Statements.

16	Centerstone Investors ♦ Annual Report ♦ March 31, 2018

CENTERSTONE INVESTORS FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2018

Principal	Security	Coupon	Maturity	Value
BONDS & NOTES – 7.34%
LUXEMBOURG – 0.51%
$1,550,000	Allergan Funding SCS	2.45%	6/15/2019	$1,538,186

NETHERLANDS – 0.24%
701,000	LyondellBasell Industries NV	5.00%	4/15/2019	711,618

SWITZERLAND – 0.24%
700,000	UBS Group Funding Switzerland AG,
	Quarterly US LIBOR +1.78% – 144A**	3.50%	4/14/2021	725,321

UNITED KINGDOM – 0.09%
276,000	Vodafone Group PLC	4.63%	7/15/2018	277,749

UNITED STATES – 6.26%
2,083,000	American Electric Power Co., Inc.	2.15%	11/13/2020	2,037,799
2,000,000	Apple, Inc., Quarterly US LIBOR +0.50%**	2.30%	2/9/2022	2,023,106
1,500,000	CVS Health Corp.,
	Quarterly US LIBOR +0.63%**	2.69%	3/9/2020	1,505,625
1,500,000	Xilinx, Inc.	2.13%	3/15/2019	1,489,625
1,500,000	Ford Motor Credit Co. LLC	2.68%	1/9/2020	1,487,383
1,000,000	Synchrony Financial	2.60%	1/15/2019	997,774
1,000,000	Newell Brands, Inc.	2.88%	12/1/2019	994,520
1,000,000	SUPERVALU, Inc.	6.75%	6/1/2021	985,000
961,000	Kraft Heinz Foods Co.	2.00%	7/2/2018	960,040
939,000	Bank of America Corp.	5.65%	5/1/2018	941,366
812,000	Ford Motor Credit Co. LLC	2.55%	10/5/2018	811,294
800,000	Mondelez International, Inc.,
	Quarterly US LIBOR +0.52%**	2.29%	2/1/2019	802,129
750,000	United Technologies Corp.	1.78%	5/4/2018	749,358
700,000	Goldman Sachs Group, Inc.,
	Quarterly US LIBOR +1.60%**	3.58%	11/29/2023	721,874
550,000	PHI, Inc.	5.25%	3/15/2019	539,038
500,000	Wells Fargo & Co.,
	Quarterly US LIBOR +0.68%**	2.45%	1/30/2020	502,523
500,000	Talen Energy Supply LLC	6.50%	5/1/2018	497,500
350,000	Clear Channel Worldwide Holdings, Inc.	7.63%	3/15/2020	349,563
245,000	Verizon Communications, Inc.,
	Quarterly US LIBOR +1.75%**	3.86%	9/14/2018	246,475
146,000	Wells Fargo & Co.,
	Quarterly US LIBOR +1.34%**	3.36%	3/4/2021	149,549
80,000	Spectra Energy Partners LP	2.95%	9/25/2018	80,080
				18,871,621
TOTAL BONDS & NOTES (Cost – $22,163,356)				22,124,495

See Accompanying Notes to Financial Statements.

Centerstone Investors ♦ Annual Report ♦ March 31, 2018	17

CENTERSTONE INVESTORS FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2018

Shares	Security	Value
EXCHANGE TRADED FUND – COMMODITY – 4.31%
103,341	SPDR Gold Shares*	$12,999,264
TOTAL EXCHANGE TRADED FUND – COMMODITY (Cost – $12,482,845)

Principal	Security	Coupon	Maturity	Value
PREFERRED STOCK – 3.34%
$120,000	Goldman Sachs Group, Inc.,
	Quarterly US LIBOR +0.75%**	4.00%	5/16/2018	2,835,600
120,000	Bank of America Corp.,
	Quarterly US LIBOR +0.50%**	4.00%	5/16/2018	2,818,800
100,000	Citigroup Capital XIII,
	Quarterly US LIBOR +6.37%**	8.14%	10/30/2040	2,719,000
42,284	Pacific Gas & Electric Co.	5.50%	Perpetual	1,027,497
29,583	Pacific Gas & Electric Co.	5.00%	Perpetual	657,038

TOTAL PREFERRED STOCK (Cost – $9,829,901)				10,057,935

REAL ESTATE INVESTMENT TRUSTS – 2.99%
15,159	Unibail-Rodamco SE			3,462,677
56,290	Ventas, Inc.			2,788,044
183,952	Monmouth Real Estate Investment Corp.			2,766,638

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost – $9,187,598)				9,017,359

Principal	Security	Coupon	Maturity	Value
US GOVERNMENT & AGENCY OBLIGATIONS – 10.30%
US TREASURY NOTES/BONDS – 10.30%
$25,700,000	United States Treasury Note	1.38%	7/31/2019	25,419,910
3,000,000	United States Treasury Note	1.25%	8/31/2019	2,959,453
2,700,000	United States Treasury Note	1.38%	9/30/2019	2,665,301

TOTAL US GOVERNMENT & AGENCY OBLIGATIONS (Cost $31,405,488)				31,044,664

Shares	Security	Value
SHORT-TERM INVESTMENTS – 2.70%
MONEY MARKET FUND – 2.70%
8,146,564	State Street Institutional Treasury
	Plus Money Market Fund, Trust Class, 1.50%^	$8,146,564

TOTAL SHORT-TERM INVESTMENTS (Cost – $8,146,564)

See Accompanying Notes to Financial Statements.

18	Centerstone Investors ♦ Annual Report ♦ March 31, 2018

CENTERSTONE INVESTORS FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2018

TOTAL INVESTMENTS – 99.57% (Cost – $288,288,066)	$300,188,421
OTHER ASSETS IN EXCESS OF LIABILITIES – 0.43%	1,288,869
NET ASSETS – 100.00%	$301,477,290

NVDR: Non-Voting Depositary Receipt

PCL: Public Company Limited

PLC: Public Limited Company

*	Non-income producing security

**	Floating rate security

^	Interest rate reflects seven-day effective yield on March 31, 2018

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The aggregate value of such securities is $725,321 or 0.24% of net assets

As of March 31, 2018 the following Forward Foreign Currency Contracts were open:

FORWARD FOREIGN CURRENCY AND SPOT CONTRACTS

			Local
			Currency		US $
			Amount		Value at	Unrealized
Foreign	Settlement		Purchased/	US $	March 31,	Appreciation/
Currency	Date	Counterparty	Sold	Equivalent	2018	(Depreciation)*

To Buy:
Euro	4/4/2018	State Street Bank	434,009	$534,877	$534,156	$(721)
				$534,877	$534,156	$(721)
To Sell:
Canadian Dollar	4/20/2018	State Street Bank	1,900,000	$1,524,709	$1,475,331	$49,378
Chilean Peso	6/14/2018	State Street Bank	800,000,000	1,219,680	1,324,459	(104,779)
Danish Krone	7/9/2018	State Street Bank	7,700,000	1,278,069	1,280,905	(2,836)
Euro	7/9/2018	State Street Bank	7,275,000	8,990,748	9,020,816	(30,068)
Japanese Yen	7/24/2018	State Street Bank	236,500,000	2,165,612	2,240,443	(74,831)
Singapore Dollar	7/24/2018	State Street Bank	965,000	733,540	738,038	(4,498)
Swedish Krona	7/9/2018	State Street Bank	20,200,000	2,528,782	2,438,079	90,703
Swiss Franc	4/20/2018	State Street Bank	1,200,000	1,238,734	1,257,292	(18,558)
				$19,679,874	$19,775,363	$(95,489)

*	The amount represents fair value derivative instruments subject to foreign currency risk exposure as of March 31, 2018.

See Accompanying Notes to Financial Statements.

Centerstone Investors ♦ Annual Report ♦ March 31, 2018	19

CENTERSTONE INTERNATIONAL FUND OVERVIEW (Unaudited)

Seeks to generate long-term growth of capital by investing across international markets, including developed and emerging	Non-US investments across industries, market capitalizations and capital structure	Invest majority of assets in foreign equities with flexibility to invest in fixed income, with a bottom-up value approach

PERFORMANCE	1 Month	3 Month	1 Year	Since Inception*
Class I (CINTX)	–0.42%	–1.50%	11.90%	10.60%
Class A (CSIAX)	–0.51	–1.58	11.53	10.38
Class A (CSIAX) with Sales Charge†	–5.44	–6.49	5.91	7.43
Class C (CSINX)	–0.51	–1.76	10.70	9.82
MSCI ACWI ex-US Index	–1.76	–1.18	16.53	15.03
MSCI EAFE Index	–1.80	–1.53	14.80	13.04

*	Inception date is May 3, 2016

†	Class A Maximum Sales Charge is 5.00%

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s total annual operating expenses, including acquired fund fees of 0.02%, gross of any fee waivers or expense reimbursements, is 3.19%, 3.92% and 2.93%, for Class A, Class C and Class I shares, respectively. The Fund’s investment advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until March 31, 2019, to ensure that the net annual Fund operating expenses will not exceed 1.35%, 2.10% and 1.10% of the International Fund’s average net assets, for Class A, Class C and Class I shares, respectively, subject to possible recoupment from the Fund in future years. Please review the Fund’s prospectus for more information regarding the Fund’s fees and expenses. For performance information current to the most recent month-end, please call toll-free 877.314.9006. Investors are not able to invest directly in the indices referenced in the illustration above and unmanaged index returns do not reflect any fees, expenses or sales charges. Definitions for the indices can be found on page 21.

TOP 10 HOLDINGS**	% of Portfolio		% of Portfolio
Gold & Gold-Related (US)	4.34%	Loomis (SWE)	2.17%
Kerry Logistics (HKG)	2.65	ICA Gruppen (SWE)	2.11
Air Liquide (FRA)	2.62	BMW (DEU)	1.89
Vopak (NLD)	2.61	Mitsubishi Estate (JPN)	1.81
TransCanada (CAN)	2.43	Hamburger Hafen (DEU)	1.79
		TOTAL	24.42%

**	Holdings in cash, cash equivalents and short term instruments have been excluded.

The security holdings are presented to illustrate examples of the securities that the Fund has bought and the diversity of areas in which the Fund may invest, and may not be representative of the Fund’s current or future investments. Portfolio holdings are subject to change and should not be considered investment advice.

20	Centerstone Investors ♦ Annual Report ♦ March 31, 2018

CLASS I		CLASS A		CLASS C
CINTX	♦	CSIAX	♦	CSINX
(Unaudited)

Fund commenced operations May 3, 2016.

Returns for Class A shares include a maximum sales charge of 5.00%.

The MSCI ACWI ex-US Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed and emerging markets, excluding the US.

The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the market performance of developed markets, excluding the US & Canada.

The Consumer Price Index (CPI) represents the change in price of goods and services purchased for consumption by households.

§	Percentage of portfolio including income.

Portfolio allocations are subject to change and should not be considered investment advice.

Centerstone Investors ♦ Annual Report ♦ March 31, 2018	21

CENTERSTONE INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2018

Shares	Security	Value
COMMON STOCK – 77.56%
CANADA – 4.14%
96,234	TransCanada Corp.	$3,979,778
87,751	Metro, Inc.	2,799,368
		6,779,146
CHILE – 2.16%
84,463	Cia Cervecerias Unidas SA	2,484,057
84,677,397	Vina San Pedro Tarapaca SA	1,051,492
		3,535,549
DENMARK – 3.24%
61,111	ISS A/S*	2,269,630
168,593	Matas A/S	1,827,919
25,604	Topdanmark A/S*	1,208,963
		5,306,512
FINLAND – 1.40%
119,409	Tikkurila Oyj	2,294,999

FRANCE – 9.00%
34,952	Air Liquide SA	4,289,232
33,011	Schneider Electric SE	2,906,997
16,026	Eiffage SA*	1,825,223
19,440	Danone SA	1,576,241
14,520	Sodexo SA	1,461,411
21,296	Valeo SA	1,408,734
4,147	LVMH Moet Hennessy Louis Vuitton SE	1,277,996
		14,745,834
GERMANY – 7.52%
28,513	Bayerische Motoren Werke AG	3,101,355
130,147	Hamburger Hafen und Logistik AG	2,928,350
47,101	Brenntag AG	2,804,026
14,535	Fraport AG Frankfurt Airport Services Worldwide	1,434,492
16,411	Hornbach Holding AG & Co. KGaA	1,382,553
19,526	Hornbach Baumarkt AG	672,722
		12,323,498
HONG KONG – 5.54%
2,931,377	Kerry Logistics Network Ltd.	4,336,929
253,350	Hongkong Land Holdings Ltd.	1,745,582
632,083	Mandarin Oriental International Ltd.	1,510,678
280,900	Hysan Development Co. Ltd.	1,490,691
		9,083,880

See Accompanying Notes to Financial Statements.

22	Centerstone Investors ♦ Annual Report ♦ March 31, 2018

CENTERSTONE INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2018

Shares	Security	Value
COMMON STOCK – 77.56% (continued)
INDONESIA – 1.20%
1,677,613	Indocement Tunggal Prakarsa Tbk PT	$1,962,250

ISRAEL – 0.95%
367,127	Israel Chemicals Ltd.	1,558,565

JAPAN – 8.72%
177,025	Mitsubishi Estate Co. Ltd.	2,965,424
98,024	Nagaileben Co. Ltd.*	2,724,425
209,605	Ichiyoshi Securities Co. Ltd.*	2,424,826
45,442	Aica Kogyo Co. Ltd.*	1,673,095
84,000	Astellas Pharma, Inc.	1,284,863
8,438	Shimano, Inc.	1,217,656
54,020	Sekisui Jushi Corp.*	1,176,337
3,214	FANUC Corp.	827,133
		14,293,759
MALAYSIA – 1.47%
1,068,000	Genting Bhd	2,408,280

MEXICO – 2.34%
728,939	Grupo Televisa SAB	2,327,152
84,464	Fresnillo PLC	1,508,179
		3,835,331
NETHERLANDS – 4.13%
87,113	Koninklijke Vopak NV	4,277,255
104,880	Koninklijke Ahold Delhaize NV	2,485,231
		6,762,486
PERU – 0.75%
22,806	Southern Copper Corp.	1,235,629

SINGAPORE – 1.87%
163,901	Oversea-Chinese Banking Corp. Ltd.	1,614,589
921,634	ComfortDelGro Corp. Ltd.	1,446,786
		3,061,375
SOUTH KOREA – 0.90%
15,700	KT&G Corp.	1,476,818

SWEDEN – 6.06%
98,668	Loomis AB	3,562,011
97,372	ICA Gruppen AB	3,452,175
171,093	Mekonomen AB*	2,926,949
		9,941,135

See Accompanying Notes to Financial Statements.

Centerstone Investors ♦ Annual Report ♦ March 31, 2018	23

CENTERSTONE INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2018

Shares	Security	Value
COMMON STOCK – 77.56% (continued)
SWITZERLAND – 6.71%
31,492	Novartis AG	$2,547,101
10,010	Roche Holding AG	2,296,265
28,955	Nestle SA	2,288,647
4,702	Swatch Group AG	2,074,735
19,853	Cie Financiere Richemont SA	1,784,028
		10,990,776
THAILAND – 4.64%
283,204	Siam City Cement PCL	2,348,945
3,796,000	Krung Thai Bank PCL	2,314,132
281,300	Bangkok Bank PCL	1,933,248
1,171,200	Thai Beverage PCL	698,501
49,450	Bangkok Bank PCL (NVDR)	314,163
		7,608,989
UNITED KINGDOM – 3.09%
480,317	Merlin Entertainments PLC	2,335,576
38,675	Spectris PLC	1,463,770
318,346	Rotork PLC	1,272,378
		5,071,724
UNITED STATES – 1.73%
116,509	Mosaic, Co.	2,828,839

TOTAL COMMON STOCK (Cost – $120,957,344) 127,105,374

Principal	Security	Coupon	Maturity	Value
BONDS & NOTES – 0.08%
UNITED KINGDOM – 0.08%
$124,000	Vodafone Group PLC	4.63%	7/15/2018	124,786

TOTAL BONDS & NOTES (Cost – $125,137)

Shares	Security			Value
EXCHANGE TRADED FUND – COMMODITY – 4.34%
56,595	SPDR Gold Shares*			7,119,085

TOTAL EXCHANGE TRADED FUND – COMMODITY (Cost – $6,821,484)

REAL ESTATE INVESTMENT TRUSTS – 1.72%
12,338	Unibail-Rodamco SE			2,818,293

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost – $3,013,503)

See Accompanying Notes to Financial Statements.

24	Centerstone Investors ♦ Annual Report ♦ March 31, 2018

CENTERSTONE INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2018

Principal	Security	Coupon	Maturity	Value
US GOVERNMENT & AGENCY OBLIGATIONS – 12.15%
US TREASURY NOTES/BONDS – 12.15%
$12,000,000	United States Treasury Note	1.38%	7/31/2019	$11,869,219
4,500,000	United States Treasury Note	1.25%	8/31/2019	4,439,180
2,300,000	United States Treasury Note	1.38%	9/30/2019	2,270,441
1,340,000	United States Treasury Note	0.75%	4/30/2018	1,339,125

TOTAL US GOVERNMENT & AGENCY OBLIGATIONS (Cost $20,136,927)				19,917,965

Shares	Security			Value
SHORT-TERM INVESTMENTS – 3.92%
MONEY MARKET FUND – 3.92%
6,433,285	State Street Institutional Treasury
	Plus Money Market Fund, Trust Class, 1.50%^			6,433,285

TOTAL SHORT-TERM INVESTMENTS (Cost – $6,433,285)

TOTAL INVESTMENTS – 99.77% (Cost – $157,487,680)				$163,518,788

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.23%				366,326

NET ASSETS – 100.00%				$163,885,114

NVDR: Non-Voting Depositary Receipt

PCL: Public Company Limited

PLC: Public Limited Company

*	Non-income producing security

^	Interest rate reflects seven-day effective yield on March 31, 2018

See Accompanying Notes to Financial Statements.

Centerstone Investors ♦ Annual Report ♦ March 31, 2018	25

CENTERSTONE INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2018

As of March 31, 2018 the following Forward Foreign Currency Contracts were open:

FORWARD FOREIGN CURRENCY AND SPOT CONTRACTS

			Local
			Currency		US $
			Amount		Value at	Unrealized
Foreign	Settlement		Purchased/	US $	March 31,	Appreciation/
Currency	Date	Counterparty	Sold	Equivalent	2018	(Depreciation)*

To Buy:
Euro	4/3/2018	State Street Bank	229,782	$283,693	$282,796	$(897)
				$283,693	$282,796	$(897)
To Sell:
Canadian Dollar	4/20/2018	State Street Bank	1,500,000	$1,203,677	$1,164,735	$38,942
Chilean Peso	6/14/2018	State Street Bank	700,000,000	1,067,220	1,158,902	(91,682)
Danish Krone	7/9/2018	State Street Bank	6,500,000	1,078,767	1,081,284	(2,517)
Euro	7/9/2018	State Street Bank	5,900,000	7,295,347	7,315,850	(20,503)
Japanese Yen	7/24/2018	State Street Bank	220,000,000	2,015,140	2,084,133	(68,993)
Singapore Dollar	7/24/2018	State Street Bank	900,000	684,103	688,325	(4,222)
Swedish Krona	7/9/2018	State Street Bank	16,000,000	2,003,159	1,931,151	72,008
Swiss Franc	4/20/2018	State Street Bank	1,050,000	1,083,892	1,100,131	(16,239)
				$16,431,305	$16,524,511	$(93,206)

*	The amount represents fair value derivative instruments subject to foreign currency risk exposure as of March 31, 2018.

See Accompanying Notes to Financial Statements.

26	Centerstone Investors ♦ Annual Report ♦ March 31, 2018

CENTERSTONE INVESTORS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2018

	Centerstone	Centerstone
	Investors	International
	Fund	Fund
Assets:
Investments in securities, at cost	$288,288,066	$157,487,680
Investments in securities, at value	$300,188,421	$163,518,788
Foreign currency, at value (Cost $243,234 and $106,377, respectively)	243,256	106,398
Cash	26,391	15,812
Cash collateral for forward foreign currency contracts	520,000	—
Interest and dividends receivable	592,611	304,391
Foreign tax reclaim receivable	179,530	151,967
Receivable for fund shares sold	975,703	1,067,668
Unrealized appreciation on open forward foreign currency contracts	140,081	110,950
Prepaid expenses and other assets	10,831	17,542
Total Assets	302,876,824	165,293,516

Liabilities:
Payable for securities purchased	745,793	282,735
Payable for fund shares redeemed	139,221	766,509
Unrealized depreciation on open forward foreign currency contracts	236,291	205,053
Payable to advisor	205,935	91,351
Payable for distribution fees	12,338	9,516
Accrued expenses and other liabilities	59,956	53,238
Total Liabilities	1,399,534	1,408,402

Net Assets	$301,477,290	$163,885,114

Net Assets consist of:
Paid in capital	$287,065,616	$156,299,858
Accumulated undistributed net investment income	30,237	12,969
Accumulated undistributed net realized gain on investments and foreign currency transactions	2,570,776	1,627,320
Net unrealized appreciation on investments and foreign currency translations	11,810,661	5,944,967
Net Assets	$301,477,290	$163,885,114

See Accompanying Notes to Financial Statements.

Centerstone Investors ♦ Annual Report ♦ March 31, 2018	27

CENTERSTONE INVESTORS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2018

	Centerstone	Centerstone
	Investors	International
	Fund	Fund
Net Asset Value Per Share
Class I Shares:
Net Assets	$264,704,529	$135,303,002
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	22,916,757	11,442,436
Net asset value, offering and redemption price per share*	$11.55	$11.82

Class A Shares:**
Net Assets	$28,608,701	$22,771,650
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	2,485,327	1,927,497
Net asset value, and redemption price per share*	$11.51	$11.81
Offering price per share (NAV per share plus maximum sales charge of 5%)	$12.12	$12.43

Class C Shares:
Net Assets	$8,164,060	$5,810,462
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	714,141	496,307
Net asset value, offering and redemption price per share*	$11.43	$11.71
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)^	$11.32	$11.59

*	Each Fund will deduct a 2.00% redemption fee on the redemption amount if you sell your shares less than 30 days after purchase.

**	A maximum contingent deferred sales charge (“CDSC”) of 1.00% may apply to certain redemptions of Class A shares made within the first 18 months of their purchase when an initial sales charge was not paid on the purchase.

^	If you redeem Class C shares within 12 months after purchase, you will be charged a CDSC of up to 1.00%. The charge will apply to the lesser of the original cost of the Class C shares being redeemed or the proceeds of your redemption.

See Accompanying Notes to Financial Statements.

28	Centerstone Investors ♦ Annual Report ♦ March 31, 2018

CENTERSTONE INVESTORS
STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 2018

	Centerstone	Centerstone
	Investors	International
	Fund	Fund
Investment Income:
Interest income	$877,420	$252,066
Dividend income	3,254,657	1,908,803
Less: Foreign withholding taxes	(269,728)	(210,605)
Total Investment Income	3,862,349	1,950,264

Operating Expenses:
Investment advisory fees	1,748,770	951,927
Distribution fees — Class A Shares	36,799	33,322
Distribution fees — Class C Shares	41,867	32,472
Shareholder servicing fees	193,173	141,043
Legal fees	156,396	116,574
Administration fees	154,438	97,714
Trustees’ fees	114,778	81,707
Custodian fees	90,034	84,218
Registration & filing fees	49,999	49,999
Chief Compliance Officer fees	34,518	23,732
Others expenses	69,499	49,448
Total Operating Expenses	2,690,271	1,662,156
Less: Fees waived by the advisor	(467,447)	(430,467)
Net Operating Expenses	2,222,824	1,231,689
Net Investment Income	1,639,525	718,575

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) from:
Investments	4,342,705	3,488,444
Forward foreign currency contracts	(766,523)	(627,603)
	3,576,182	2,860,841
Net change in unrealized appreciation (depreciation) from:
Investments	9,322,059	3,858,963
Foreign currency translations	6,761	8,090
Forward foreign currency contracts	(99,898)	(79,440)
	9,228,922	3,787,613

Net Realized and Unrealized Gain	12,805,104	6,648,454

Net Increase in Net Assets Resulting From Operations	$14,444,629	$7,367,029

See Accompanying Notes to Financial Statements.

Centerstone Investors ♦ Annual Report ♦ March 31, 2018	29

CENTERSTONE INVESTORS
STATEMENTS OF CHANGES IN NET ASSETS

	Centerstone		Centerstone
	Investors Fund		International Fund
	Year	Period	Year	Period
	Ended	Ended	Ended	Ended
	March 31,	March 31,	March 31,	March 31,
	2018	2017^	2018	2017^
Operations:
Net investment income	$1,639,525	$260,144	$718,575	$70,335
Net realized gain (loss) from investments and forward foreign currency contracts	3,576,182	(69,059)	2,860,841	153,549
Net change in unrealized appreciation on investments foreign currency translations and forward foreign currency contacts	9,228,922	2,581,739	3,787,613	2,157,354
Net Increase in Net Assets Resulting From Operations	14,444,629	2,772,824	7,367,029	2,381,238

Distributions to Shareholders From:
Net Investment Income:
Class I	(955,240)	(206,415)	(260,620)	(114,179)
Class A	(63,381)	(27,800)	(12,021)	(5,140)
Class C	(3,689)	(244)	—	(477)
Net Realized Gains:
Class I	(1,352,968)	(24,262)	(1,482,989)	(25,173)
Class A	(128,262)	(3,574)	(201,144)	(1,222)
Class C	(39,914)	(30)	(59,922)	(124)
Total Distributions to Shareholders	(2,543,454)	(262,325)	(2,016,696)	(146,315)

Fund Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class I	177,705,651	96,451,618	101,883,963	39,681,319
Class A	28,089,225	8,819,115	17,770,109	6,665,870
Class C	7,473,001	611,394	4,685,357	1,175,615
Reinvestment of distributions
Class I	2,063,884	221,936	1,463,175	139,352
Class A	190,928	29,574	205,503	6,362
Class C	42,398	274	58,393	601
Redemption fee proceeds
Class I	2,765	15,178	2,601	6,527
Class A	255	—	357	640
Class C	74	—	88	—
Cost of shares redeemed
Class I	(16,756,170)	(8,156,932)	(13,149,876)	(1,464,945)
Class A	(9,426,539)	(169,372)	(2,254,413)	(333,220)
Class C	(142,630)	(11)	(243,509)	(11)
Net Increase in Net Assets From Share Transactions of Beneficial Interest	189,242,842	97,822,774	110,421,748	45,878,110
Total Increase in Net Assets	201,144,017	100,333,273	115,772,081	48,113,033

Net Assets:
Beginning of Period	100,333,273	—	48,113,033	—
End of Period*	$301,477,290	$100,333,273	$163,885,114	$48,113,033

* Includes undistributed net investment income at end of period.	$30,237	$355,935	$12,969	$177,679

^	The Fund’s inception date is May 3, 2016.

See Accompanying Notes to Financial Statements.

30	Centerstone Investors ♦ Annual Report ♦ March 31, 2018

CENTERSTONE INVESTORS FUND
FINANCIAL HIGHLIGHTS

The table sets forth financial data for one share of beneficial interest outstanding in each period:

	Year Ended			Period Ended
	March 31, 2018			March 31, 2017*
	Class I	Class A	Class C	Class I		Class A		Class C
Net asset value, beginning of period	$10.64	$10.62	$10.59	$10.00		$10.00		$10.00
Income from investment operations:
Net investment income**	0.10	0.07	(0.03)	0.07		0.04		0.01
Net realized and unrealized gain	0.94	0.94	0.96	0.63		0.64		0.64
Total income from investment operations	1.04	1.01	0.93	0.70		0.68		0.65
Less distributions:
From net investment income	(0.05)	(0.04)	(0.01)	(0.05)		(0.05)		(0.05)
From net realized gains	(0.08)	(0.08)	(0.08)	(0.01)		(0.01)		(0.01)
Total distributions	(0.13)	(0.12)	(0.09)	(0.06)		(0.06)		(0.06)

Net asset value, end of period	$11.55	$11.51	$11.43	$10.64		$10.62		$10.59
Total return†	9.82%	9.49%	8.74%	7.02	% (1)	6.77	% (1)	6.50	% (1)

Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$264,705	$28,609	$8,164	$90,803		$8,910		$621
Ratios of expenses to average net assets
Before fee waivers	1.34%	1.59%	2.34%	2.42	% ^	2.55	% ^	3.86	% ^
After fee waivers	1.10%	1.35%	2.10%	1.10	% ^	1.35	% ^	2.10	% ^
Ratios of net investment income (loss) to average net assets
Before fee waivers	0.65%	0.41%	(0.57)%	(0.57	)% ^	(0.77	)% ^	(1.68	)% ^
After fee waivers	0.88%	0.65%	(0.30)%	0.75	% ^	0.44	% ^	0.08	% ^
Portfolio turnover rate	20.55%	20.55%	20.55%	33.34	% (1)	33.34	% (1)	33.34	% (1)

*	The Fund’s inception date is May 3, 2016.

**	The net investment income per share data was determined using the average shares outstanding throughout the period.

(1)	Not annualized.

†	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any sales charges, if any, or the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

^	Annualized for periods less than one year.

See Accompanying Notes to Financial Statements.

Centerstone Investors ♦ Annual Report ♦ March 31, 2018	31

CENTERSTONE INTERNATIONAL FUND
FINANCIAL HIGHLIGHTS

The table sets forth financial data for one share of beneficial interest outstanding in each period:

	Year Ended			Period Ended
	March 31, 2018			March 31, 2017*
	Class I	Class A	Class C	Class I		Class A		Class C
Net asset value, beginning of period	$10.75	$10.75	$10.73	$10.00		$10.00		$10.00
Income from investment operations:
Net investment income**	0.09	0.06	(0.04)	0.03		0.06		—	(1)
Net realized and unrealized gain	1.18	1.18	1.19	0.79		0.75		0.79
Total income from investment operations	1.27	1.24	1.15	0.82		0.81		0.79
Less distributions:
From net investment income	(0.03)	(0.01)	—	(0.06)		(0.06)		(0.05)
From net realized gains	(0.17)	(0.17)	(0.17)	(0.01)		(0.01)		(0.01)
Total distributions	(0.20)	(0.18)	(0.17)	(0.07)		(0.07)		(0.06)

Net asset value, end of period	$11.82	$11.81	$11.71	$10.75		$10.75		$10.73
Total return†	11.90%	11.53%	10.70%	8.32	% (2)	8.27	% (2)	8.02	% (2)

Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$135,303	$22,772	$5,810	$40,395		$6,510		$1,208
Ratios of expenses to average net assets
Before fee waivers	1.50%	1.75%	2.50%	2.91	% ^	3.17	% ^	3.90	% ^
After fee waivers	1.10%	1.35%	2.10%	1.10	% ^	1.35	% ^	2.10	% ^
Ratios of net investment income (loss) to average net assets
Before fee waivers	0.33%	0.13%	(0.74)%	(1.46	)% ^	(1.18	)% ^	(1.78	)% ^
After fee waivers	0.73%	0.54%	(0.34)%	0.35	% ^	0.65	% ^	0.02	% ^
Portfolio turnover rate	20.86%	20.86%	20.86%	19.46	% (2)	19.46	% (2)	19.46	% (2)

*	The Fund’s inception date is May 3, 2016.

**	The net investment income per share data was determined using the average shares outstanding throughout the period.

(1)	Amount is less than $0.005 per share.

(2)	Not annualized.

†	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any sales charges, if any, or the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

^	Annualized for periods less than one year.

See Accompanying Notes to Financial Statements.

32	Centerstone Investors ♦ Annual Report ♦ March 31, 2018

CENTERSTONE INVESTORS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

1.	ORGANIZATION

The Centerstone Investors Fund and the Centerstone International Fund (each a “Fund” and collectively the “Funds”) are each a series of Centerstone Investors Trust, (the “Trust”) a Delaware statutory trust. The Trust is an open-ended management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust is governed by its Board of Trustees (the “Board” or “Trustees”). Each Fund is a diversified series of the Trust. The Centerstone Investors Fund seeks long-term growth of capital by investing in a range of securities and asset classes from markets around the world, including the US market. The Centerstone International Fund seeks long-term growth of capital by investing in a range of securities and asset classes primarily from foreign (non-US) markets. Centerstone Investors, LLC (the “Advisor”), manages the Funds. The Funds’ inception date was May 3, 2016.

All classes of shares for each of the Funds have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements.

Centerstone Investors ♦ Annual Report ♦ March 31, 2018	33

CENTERSTONE INVESTORS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

a.	Investment Valuation – In determining each Fund’s Net Asset Value (“NAV”) per share, securities traded on one or more securities exchanges for which market quotations are readily available are valued at current market value using the last reported sales price. NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”). If no sale price is reported, the mean between the current bid and ask is used. If market quotations are not readily available, then securities will be valued at fair value as determined by the Board (or its delegate). In this case, the Board has approved the use of a fair valuation pricing committee (the “Fair Value Committee” or the “Committee”), to which it has delegated certain responsibilities. Securities not traded or dealt in on any securities exchange and for which over-the-counter market (whether domestic or foreign) quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the current mean price on such over-the-counter market, (and if there is only a bid or only an ask price on such date, valuation will be at such bid or ask price for long or short positions, respectively). Debt securities, whether listed on an exchange or traded in the over the counter market for which market quotations are readily available, are generally priced at the current bid price. Debt securities may be valued at prices supplied by the relevant pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Absent special circumstances, valuations for a specific type of instrument will all be made through the same pricing agent.

The value of foreign currencies and of foreign securities whose value is quoted or calculated in a foreign currency shall be converted into US dollars based on foreign exchange rates provided by a major banking institution(s) or currency dealer(s) selected by the pricing agent providing such price, or by the Fair Value Committee in the case of securities for which the Fair Value Committee provides a fair value determination, at 4:00 pm Eastern Time (“ET”) or the nearest time prior to the close of the New York Stock Exchange (“NYSE”), currently 4:00 pm ET, at which such foreign currency quotations are available.

Money market-type instruments that have a remaining maturity of 60 days or less are valued at bid prices from a pricing vendor, unless the Fair Value Committee believes another valuation is more appropriate.

34	Centerstone Investors ♦ Annual Report ♦ March 31, 2018

CENTERSTONE INVESTORS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

Forward currency contracts shall be valued at the forward currency contract rates, determined at 4:00 pm ET or the nearest time prior to the close of the NYSE, provided by a bank or dealer that the pricing agent or, if applicable, the Fair Value Committee believes to be reliable.

Securities in which the Funds invest may be traded in markets that close before 4:00 pm ET. Normally, developments that occur between the close of the foreign markets and 4:00 pm ET will not be reflected in a Fund’s NAV. However, the Funds may determine that such developments are so significant that they will affect the value of a Fund’s securities, and the Fund may adjust the previous local closing prices to reflect fair value for these securities as of 4:00 pm ET. The Trustees have authorized the use of an independent fair valuation service. If the movement in a designated US market index, after foreign markets close, is greater than predetermined levels, the Funds may use a systematic valuation model to fair value its foreign securities. The values assigned to a Fund’s foreign securities therefore may differ on occasion from reported market values. The Trustees and the Advisor believe relying on the procedures as just described will result in prices that are more reflective of the actual market value of portfolio securities held by the Funds as of 4:00 pm ET.

Fair Valuation Process – If market quotations are not readily available, or if, in the opinion of the Advisor, the prices or values available do not represent fair value, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used. The Committee is composed of one or more representatives from each of the (i) Trust, (ii) Administrator, and (iii) Advisor. The procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. The Committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Centerstone Investors ♦ Annual Report ♦ March 31, 2018	35

CENTERSTONE INVESTORS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

As noted, the Committee is composed of one or more representatives from each of the (i) Trust, (ii) Administrator, and (iii) Advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the opinion of the Advisor, the prices or values available do not represent the fair value of the instrument based upon factors that may include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets or regulators, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred since the closing prices were established on the principal exchange on which they are traded, but prior to the Funds’ calculation of its net asset value; (v) stale prices — securities whose prices have been stale for 20 or more consecutive business days; (vi) mutual funds that do not provide timely NAV information; (vii) interests in a commodity pool or a managed futures pool; and (viii) restricted securities, such as private investments or non-traded securities. The Committee may determine the fair value of such restricted security using the following factors: (a) the type of security; (b) the cost at date of purchase; (c) the size and nature of the Funds’ holdings; (d) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (e) information as to any transactions or offers with respect to the security; (f) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (g) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (h) the level of recent trades of similar or comparable securities; (i) the liquidity characteristics of the security; (j) current market conditions; (k) the market value of any securities into which the security is convertible or exchangeable; (l) the security’s embedded option values; and (m) information about the financial condition of the issuer and it’s prospects.

36	Centerstone Investors ♦ Annual Report ♦ March 31, 2018

CENTERSTONE INVESTORS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Centerstone Investors ♦ Annual Report ♦ March 31, 2018	37

CENTERSTONE INVESTORS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

The following tables summarize the inputs used for the year ended March 31, 2018, for the Funds’ assets and liabilities measured at fair value:

Centerstone Investors Fund

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$84,139,336	$122,658,804	$—	$206,798,140
Bonds & Notes	—	22,124,495	—	22,124,495
Exchange Traded Fund — Commodity	12,999,264	—	—	12,999,264
Preferred Stock	10,057,935	—	—	10,057,935
Real Estate Investment Trusts	5,554,682	3,462,677	—	9,017,359
US Government & Agency Obligations	—	31,044,664	—	31,044,664
Short-Term Investments	8,146,564	—	—	8,146,564
Forward Foreign Currency Contracts**	—	140,081	—	140,081
Total Assets	$120,897,781	$179,430,721	$—	$300,328,502

Liabilities — Derivatives
Forward Foreign Currency Contracts**	$—	$236,291	$—	$236,291

Centerstone International Fund

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$22,930,296	$104,175,078	$—	$127,105,374
Bond & Notes	—	124,786	—	124,786
Exchange Traded Fund — Commodity	7,119,085	—	—	7,119,085
Real Estate Investment Trusts	—	2,818,293	—	2,818,293
US Government & Agency Obligations	—	19,917,965	—	19,917,965
Short-Term Investments	6,433,285	—	—	6,433,285
Forward Foreign Currency Contracts**	—	110,950	—	110,950
Total Assets	$36,482,666	$127,147,072	$—	$163,629,738

Liabilities — Derivatives
Forward Foreign Currency Contracts**	$—	$205,053	$—	$205,053

*	Refer to the Portfolio of Investments for country classification.

**	Forward Foreign Currency Contracts are valued at gross unrealized appreciation (depreciation) on the investment.

The Funds did not hold any Level 3 securities during the period.

Transfers in and out of levels 1, 2 and 3 of the fair value hierarchy are recognized as of the beginning of the reporting period. Of the level 2 investments presented above, equity investments amounting to $95,488,884 and $83,121,676 for the Centerstone Investors Fund and Centerstone International Fund, respectively, were considered level 1 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded.

38	Centerstone Investors ♦ Annual Report ♦ March 31, 2018

CENTERSTONE INVESTORS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

b.	Foreign Currency Translations – The books and records of the Funds are maintained in US dollars. The market values of securities which are not traded in US currency are recorded in the financial statements after translation to US dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related interest, dividends and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

c.	Forward Foreign Currency Contracts – As foreign securities are purchased and sold, the Funds may enter into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contracts fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Funds may also enter into forward currency contracts as an investment strategy consistent with the Fund’s investment objective.

Funds investing in foreign exchange contracts are exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position.

Forward foreign currency contracts outstanding, as of March 31, 2018, are listed after each Fund’s Portfolio of Investments. For the year ended March 31, 2018, the average monthly outstanding currency purchased or sold in US dollars for forward foreign currency contracts totaled $13,944,063 and $12,028,076 for the Centerstone Investors Fund and Centerstone International Fund, respectively.

Centerstone Investors ♦ Annual Report ♦ March 31, 2018	39

CENTERSTONE INVESTORS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

d.	Impact of Derivatives on the Statements of Assets and Liabilities and Statements of Operations – The following is a summary of the location of derivative investments of each Fund in the Statement of Assets and Liabilities as of March 31, 2018:

Location on the Statements of Assets and Liabilities
Derivative Investment Type	Asset Derivatives	Liability Derivatives
Currency contracts	Unrealized appreciation on open forward foreign currency contracts	Unrealized depreciation on open forward foreign currency contracts

The following table sets forth the fair value of each Fund’s derivative contracts by primary risk exposure as of March 31, 2018:

Asset Derivatives Investment Value
Currency Contracts
Centerstone Investors Fund
Forward Foreign Currency Contracts	$ 140,081

Centerstone International Fund
Forward Foreign Currency Contracts	$ 110,950

Liability Derivatives Investment Value
Currency Contracts
Centerstone Investors Fund
Forward Foreign Currency Contracts	$ 236,291

Centerstone International Fund
Forward Foreign Currency Contracts	$ 205,053

The following is a summary of each Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the year ended March 31, 2018:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency Contracts	Net Realized gain (loss) from:
Forward foreign currency contracts

Net change in unrealized appreciation (depreciation) on:
Forward foreign currency contracts

Realized gain/(loss) on derivatives recognized in the Statements of Operations
Derivative Investment Type	Currency Contracts
Centerstone Investors Fund
Forward Foreign Currency Contracts	$ (766,523)

Centerstone International Fund
Forward Foreign Currency Contracts	$ (627,603)

40	Centerstone Investors ♦ Annual Report ♦ March 31, 2018

CENTERSTONE INVESTORS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

Changes in unrealized appreciation/(depreciation) on derivatives recognized in the Statements of Operations
Derivative Investment Type	Currency Contracts
Centerstone Investors Fund
Forward Foreign Currency Contracts	$ (99,898)

Centerstone International Fund
Forward Foreign Currency Contracts	$ (79,440)

e.	Offsetting of Financial Assets and Derivative Assets – The Funds’ policies are to recognize a net asset or liability equal to the unrealized amount on forward foreign currency contracts. The following table shows additional information regarding the offsetting of assets and liabilities at March 31, 2018.

Centerstone Investors Fund

Assets:			Net Amounts	Gross Amounts Not
		Gross	of Assets	Offset in the Statement of
		Amounts	Presented	Assets & Liabilities
	Gross	Offset in the	in the
	Amounts of	Statement	Statement		Cash
	Recognized	of Assets &	of Assets &	Financial	Collateral	Net
Description	Assets	Liabilities	Liabilities	Instruments	Pledged	Amount
Forward Foreign Currency Contracts	$140,081	$—	$140,081	$(140,081)	$—	$—
Total	$140,081	$—	$140,081	$(140,081)	$—	$—

Liabilities:			Net Amounts	Gross Amounts Not
		Gross	of Liabilities	Offset in the Statement of
		Amounts	Presented	Assets & Liabilities
	Gross	Offset in the	in the
	Amounts of	Statement	Statement		Cash
	Recognized	of Assets &	of Assets &	Financial	Collateral	Net
Description	Liabilities	Liabilities	Liabilities	Instruments	Pledged*	Amount
Forward Foreign Currency Contracts	$(236,291)	$—	$(236,291)	$140,081	$96,210	$—
Total	$(236,291)	$—	$(236,291)	$140,081	$96,210	$—

*	The amount is limited to the derivative liability balance and accordingly does not include excess collateral pledged.

Centerstone Investors ♦ Annual Report ♦ March 31, 2018	41

CENTERSTONE INVESTORS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

Centerstone International Fund

Assets:		Gross	Net Amounts	Gross Amounts Not
		Amounts	of Assets	Offset in the Statement
	Gross	Offset in the	Presented in	of Assets & Liabilities
	Amounts of	Statement	the Statement		Cash
	Recognized	of Assets &	of Assets &	Financial	Collateral
Description	Assets	Liabilities	Liabilities	Instruments	Pledged	Net Amount
Forward Foreign Currency Contracts	$110,950	$—	$110,950	$(110,950)	$—	$—
Total	$110,950	$—	$110,950	$(110,950)	$—	$—

Liabilities:		Gross	Net Amounts	Gross Amounts Not
		Amounts	of Liabilities	Offset in the Statement
	Gross	Offset in the	Presented in	of Assets & Liabilities
	Amounts of	Statement	the Statement		Cash
	Recognized	of Assets &	of Assets &	Financial	Collateral
Description	Liabilities	Liabilities	Liabilities	Instruments	Pledged	Net Amount
Forward Foreign Currency Contracts	$(205,053)	$—	$(205,053)	$110,950	$—	$(94,103)
Total	$(205,053)	$—	$(205,053)	$110,950	$—	$(94,103)

f.	Investment Transactions, Investment Income and Expenses – Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense is recorded on ex-dividend date (“ex-date”) except in the case of certain dividends from foreign securities, which are recorded as soon as the Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments using the effective yield method. Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds. In general, each Fund’s income, expenses (other than the class specific distribution fees) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

42	Centerstone Investors ♦ Annual Report ♦ March 31, 2018

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2018

g.	Concentration of Risk – Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region. These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities.

The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region. Investments in lower grade debt securities are subject to special risks, including greater price volatility and a greater risk of loss of principal and interest.

h.	Federal Income Taxes – It is each Fund’s policy to continue to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains, if any, to its shareholders and therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes. The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax year ended March 31, 2017, or expected to be taken in the Funds’ March 31, 2018 year-end tax return. The Funds identify their major tax jurisdictions as US Federal. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties.

i.	Distributions to Shareholders – It is each Fund’s policy to distribute its respective net investment income and net capital gains, if any, annually. Distributions of net investment income and net capital gains are determined in accordance with income tax regulations which may differ from GAAP. Differences in dividends from net investment income per share between the classes are due to service and distribution related expenses. Dividends and distributions to shareholders are recorded on ex-date.

Centerstone Investors ♦ Annual Report ♦ March 31, 2018	43

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2018

j.	Class Accounting – Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures, ongoing service fees and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution and service fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

k.	Foreign Taxes – Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

l.	Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

a.	Management Fees – Centerstone Investors, LLC (the “Advisor”) serves as each Fund’s investment advisor. Pursuant to an investment advisory agreement with the Trust, on behalf of the Funds, the Advisor, subject to the supervision of the Board and in conformity with the stated policies of the Funds, manages all business activities of the Funds. As compensation for its services, each Fund pays the Advisor an annualized rate of 0.90% of each Fund’s respective average daily net assets, accrued daily and paid monthly. For the year ended March 31, 2018, the Advisor earned advisory fees of $1,748,770 and $951,927 for the Centerstone Investors Fund and Centerstone International Fund, respectively. Certain trustees and/or officers of the Funds are also officers of the Advisor.

44	Centerstone Investors ♦ Annual Report ♦ March 31, 2018

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2018

The Advisor has contractually agreed to waive all or part of its advisory fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, expenses of investing in underlying funds, or extraordinary expenses such as litigation) at least until March 31, 2019, so that the total annual operating expenses of the Funds do not exceed 1.35%, 2.10% and 1.10% of the average daily net assets of the Class A, Class C and Class I shares, respectively. During the year ended March 31, 2018, the Advisor waived fees totaling $467,447 and $430,467 for the Centerstone Investors Fund and Centerstone International Fund, respectively. Waivers and expense payments may be recouped by the Advisor from the Funds, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived or reimbursed.

The following amount is subject to recapture by the Funds until the following dates:

	3/31/2020	3/31/2021
Centerstone Investors Fund	$470,022	$467,447
Centerstone International Fund	346,342	430,467

b.	Distributor – The Distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor”). The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, for Class A and Class C shares. The Plan provides for the monthly payment of a combined shareholder servicing and distribution fee (“Rule 12b-1 Fee”) to the Distributor at an annualized rate of 0.25% and 1.00% of the average daily net assets attributable to the Class A and Class C shares, respectively. Class I shares do not pay Rule 12b-1 Fees. For the year ended March 31, 2018, the Funds incurred distribution Fees of $78,666 and $65,794 for the Centerstone Investors Fund and Centerstone International Fund, respectively.

Centerstone Investors ♦ Annual Report ♦ March 31, 2018	45

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2018

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The table below shows the amount the Distributor received in underwriting commissions and the amount that was retained by the principal underwriter during the year ended March 31, 2018:

	Underwriting	Amount Retained
Fund	Commissions	by Underwriter
Centerstone Investors Fund
Class A	$131,965	$8,273
Centerstone International Fund
Class A	127,813	10,057

c.	Administration, Fund Accounting and Transfer Agency Fees – Gemini Fund Services, LLC (“GFS” or the “Administrator”), an affiliate of the Distributor serves as the administrator, fund accountant and transfer agent for the Funds. Certain officers of the Funds are also officers or employees of GFS and are not paid any fees directly for servicing in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds. The Chief

Compliance Officer is an officer of NLCS.

Blu Giant, LLC, (“Blu Giant”, formerly “Gemcom”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as some print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

d.	Trustees’ Fees – The Board has approved the following Trustee compensation schedule: Each Trustee who is not an interested person of the Trust will receive a quarterly fee of $15,000. The Funds also reimburse each such Trustee for travel and other expenses incurred in attending meetings of the Board.

46	Centerstone Investors ♦ Annual Report ♦ March 31, 2018

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2018

4.	INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, other than short-term investments, for the year ended March 31, 2018 were as follows:

	Purchases	Sale Proceeds
	(excluding	(excluding	Purchases of	Proceeds of
	US Government	US Government	US Government	US Government
Fund	Securities)	Securities)	Securities	Securities
Centerstone
Investors Fund	$229,802,025	$35,789,032	$27,466,982	$38,157,409

Centerstone
International Fund	131,096,713	20,437,206	13,497,281	18,994,787

5.	SHARES OF BENEFICIAL INTEREST

At March 31, 2018, each Fund had an unlimited number of shares authorized with no par value.

Following is a summary of shareholder transactions for each Fund for the year ended March 31, 2018:

		Distributions		Net Increase
Fund	Issued	Reinvested	Redeemed	in Shares

	Class I Shares
Centerstone Investors Fund	15,679,792	180,725	(1,478,227)	14,382,290
Centerstone International Fund	8,677,822	123,788	(1,116,008)	7,685,602

	Class A Shares
Centerstone Investors Fund	2,472,793	16,763	(843,326)	1,646,230
Centerstone International Fund	1,496,132	17,386	(191,437)	1,322,081

	Class C Shares
Centerstone Investors Fund	664,275	3,739	(12,472)	655,542
Centerstone International Fund	399,286	4,974	(20,567)	383,693

Centerstone Investors ♦ Annual Report ♦ March 31, 2018	47

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2018

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The Statement of Assets and Liabilities represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $288,439,696 and $157,586,864 for the Centerstone Investors Fund and Centerstone International Fund, respectively, and differs from market value by net unrealized appreciation (depreciation) which consisted of:

	Centerstone	Centerstone
	Investors Fund	International Fund
Gross unrealized appreciation:	$18,550,208	$10,121,554
Gross unrealized depreciation:	(6,801,483)	(4,189,630)
Net unrealized appreciation:	$11,748,725	$5,931,924

The tax character of Fund distributions paid for the year ended March 31, 2018 and for the period ended March 31, 2017 were as follows:

For fiscal year	Ordinary	Long-Term	Return of
ended 3/31/2018	Income	Capital Gains	Capital	Total
Centerstone Investors Fund	$2,600,858	$140,594	$—	$2,741,452
Centerstone International Fund	2,006,902	176,470	—	2,183,372

For fiscal year	Ordinary	Long-Term	Return of
ended 3/31/2017	Income	Capital Gains	Capital	Total
Centerstone Investors Fund	$287,900	$—	$—	$287,900
Centerstone International Fund	169,848	—	—	169,848

The difference between ordinary distributions paid from book and ordinary distributions paid from tax relates to allowable foreign tax credits of $197,998 and $166,676 for year ended March 31, 2018 for the Centerstone Investors Fund and Centerstone International Fund, respectively, which have been passed through to the Funds’ underlying shareholders and are deemed dividends for tax purposes. Additionally, short term distributions made by the Funds are treated as ordinary for tax purposes.

48	Centerstone Investors ♦ Annual Report ♦ March 31, 2018

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2018

As of March 31, 2018, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Centerstone Investors Fund
Total
Undistributed	Undistributed	Post October	Capital		Unrealized	Accumulated
Ordinary	Long-Term	Loss and	Loss Carry	Other Book/	Appreciation/	Earnings/
Income	Capital Gains	Late Year Loss	Forwards	Tax Differences	(Depreciation)	(Deficits)
$1,584,289	$1,168,354	$—	$—	$—	$11,659,031	$14,411,674

Centerstone International Fund
Total
Undistributed	Undistributed	Post October	Capital		Unrealized	Accumulated
Ordinary	Long-Term	Loss and	Loss Carry	Other Book/	Appreciation/	Earnings/
Income	Capital Gains	Late Year Loss	Forwards	Tax Differences	(Depreciation)	(Deficits)
$596,132	$1,143,341	$—	$—	$—	$5,845,783	$7,585,256

The difference between book basis and tax basis undistributed net investment income/(loss), accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales, mark-to-market on 1256 contracts, open forward foreign currency contracts, and passive foreign investment companies, and adjustments for real estate investment trusts, preferred securities and grantor trusts.

The unrealized appreciation (depreciation) in the table above includes net unrealized foreign currency losses of $89,694 for the Centerstone Investors Fund and $86,141 for the Centerstone International Fund.

At March 31, 2018, the Centerstone Investors Fund utilized capital losses in the amount of $43,883. Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating losses and short-term capital gains, foreign currency gains/(losses), the reclass of Fund distributions, and adjustments for real estate investment trusts, and grantor trusts, resulted in reclassifications for the Funds for the year ended March 31, 2018 as follows:

		Undistributed	Accumulated
	Paid in	Ordinary	Net Realized
	Capital	Income (Loss)	Gains (Loss)
Centerstone Investors Fund	$—	$(942,913)	$942,913
Centerstone International Fund	—	(610,644)	610,644

Centerstone Investors ♦ Annual Report ♦ March 31, 2018	49

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2018

7.	REDEMPTION FEES

The Funds may assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund in which the short-term redemption occurs. For the year ended March 31, 2018, the Centerstone Investors Fund and the Centerstone International Fund assessed $3,094 and $3,046 in redemption fees, respectively.

8.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the outstanding voting securities of a Fund creates the presumption of control of the Fund, under Section 2(a)9 of the 1940 Act. As of March 31, 2018, Charles Schwab & Co. Inc. held in omnibus accounts for the benefit of others approximately 28% and 39% of the outstanding voting securities of the Centerstone Investors Fund and Centerstone International Fund, respectively.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements relating to the Funds presented in this report.

50	Centerstone Investors ♦ Annual Report ♦ March 31, 2018

Centerstone Investors ♦ Annual Report ♦ March 31, 2018	51

TO THE SHAREHOLDERS OF CENTERSTONE INVESTORS FUND

AND CENTERSTONE INTERNATIONAL FUND

AND BOARD OF TRUSTEES OF CENTERSTONE INVESTORS TRUST

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Centerstone Investors Trust, comprising Centerstone Investors Fund and Centerstone International Fund (the “Funds”) as of March 31, 2018, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two periods in the period then ended, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2018, the results of their operations for the year then ended, and the changes in their net assets and financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We conducted our audits in accordance with the standards of the PCAOB.

Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

52	Centerstone Investors ♦ Annual Report ♦ March 31, 2018

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of March 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2016.

COHEN & COMPANY, LTD.

Cleveland, Ohio

May 25, 2018

C O H E N & C O M P A N Y , L T D .

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

Centerstone Investors ♦ Annual Report ♦ March 31, 2018	53

CENTERSTONE INVESTORS

FUNDS’ EXPENSES (Unaudited)

Example

Shareholders of mutual funds will pay (1) transactional costs, such as sales load, and (2) ongoing expenses, such as advisory fees, distribution and service fees (12b-1), and other fund expenses. The following examples are intended to help you understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions which may be assessed by mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The columns under the heading entitled “Actual” help you estimate the actual expenses you paid over the period. The “Actual-Ending Account Value” shown is derived from the Fund’s actual return, and the “Actual-Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Actual-Expenses Paid During Period.”

Hypothetical Examples for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account value and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

54	Centerstone Investors ♦ Annual Report ♦ March 31, 2018

CENTERSTONE INVESTORS

FUNDS’ EXPENSES (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the last column of the table (Hypothetical- Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual(1)		(5% return before expenses)
				Expenses		Expenses
	Fund’s	Beginning	Ending	Paid During	Ending	Paid During
	Annualized	Account	Account	Period*	Account	Period*
	Expense	Value*	Value	10/1/17-	Value	10/1/17-
	Ratio	10/1/17	3/31/18	3/31/18	3/31/18	3/31/18

Class I:
Investors Fund	1.10%	$1,000.00	$1,028.60	$5.56	$1,019.45	$5.54
International Fund	1.10%	$1,000.00	$1,012.50	$5.52	$1,019.45	$5.54

Class A:
Investors Fund	1.35%	$1,000.00	$1,027.20	$6.82	$1,018.20	$6.79
International Fund	1.35%	$1,000.00	$1,010.90	$6.77	$1,018.20	$6.79

Class C:
Investors Fund	2.10%	$1,000.00	$1,023.60	$10.59	$1,014.46	$10.55
International Fund	2.10%	$1,000.00	$1,007.50	$10.52	$1,014.46	$10.55

(1)	Past performance does not guarantee future results. Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge, exchange fees or redemption fees. Had the effect of sales charges been reflected, expenses would have been higher and returns lower. Total return is not annualized, as it may not be representative of the total return for the year.

*	Expenses Paid During Period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 days and divided by 365 (to reflect the one-half year period).

Centerstone Investors ♦ Annual Report ♦ March 31, 2018	55

CENTERSTONE INVESTORS

SUPPLEMENTAL INFORMATION (Unaudited)

Renewal of Investment Advisory Agreement –

Centerstone Investors Fund and Centerstone International Fund

At a quarterly meeting held on March 2, 2018, the Board of Trustees (the “Board”) of Centerstone Investors Trust (the “Trust”) (including a majority of those trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”)) considered the renewal of the investment advisory agreement (the “Agreement”) between Centerstone Investors, LLC (“Centerstone” or the “Advisor”) and the Trust, on behalf of each of its series, the Centerstone Investors Fund (the “Investors Fund”) and the Centerstone International Fund (the “International Fund”) (each a “Fund” and collectively, the “Funds”), respectively.

In connection with the Board’s consideration of the renewal of the Agreement with respect to each of the Funds, the Board received written materials in advance of the meeting, which included information regarding: (i) the nature, extent, and quality of services provided to the Funds by Centerstone; (ii) a description of Centerstone’s investment management and other personnel and their background and experience; (iii) an overview of Centerstone’s operations and financial condition; (iv) a comparison of each Fund’s advisory fee and overall expenses with those of comparable mutual funds selected by an independent third party provider of mutual fund data; (v) performance information for comparable mutual funds and for comparatively managed accounts, if any; (vi) the level of profitability from Centerstone’s relationship with the Funds; (vii) a description of Centerstone’s brokerage practices (including any soft dollar arrangements); and (viii) Centerstone’s compliance policies and procedures, including policies and procedures for personal securities transactions and with respect to cybersecurity and business continuity.

Throughout the process, the Board had the opportunity to ask questions of and request additional information from Centerstone. The Board was assisted by legal counsel for the Trust and the Independent Trustees were also separately assisted by independent legal counsel throughout the process. During the meeting at which the Board considered the Agreement, the Independent Trustees were advised by and met in executive sessions with their independent legal counsel at which no representatives of management were present. The Independent Trustees also received memoranda from their independent legal counsel and from counsel to the Trust discussing the legal standards for their consideration of the Agreement. In approving the Agreement with respect to each of the Funds, the Board, including the Independent Trustees, considered a variety of factors, including

56	Centerstone Investors ♦ Annual Report ♦ March 31, 2018

CENTERSTONE INVESTORS

SUPPLEMENTAL INFORMATION (Unaudited)

those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors.

Nature, Extent and Quality of Services. Prior to the Meeting, the Board had reviewed information and materials provided by Centerstone related to the Agreement with the Trust, including the Agreement, Centerstone’s Form ADV, a description of the firm and its organizational and management structure, Centerstone’s operational and regulatory history, the manner in which investment decisions are made and executed, Centerstone’s financial condition and ability to provide the services required under the Agreement, an overview of the personnel that perform services for the Funds, and Centerstone’s compliance policies and procedures, which had been reasonably designed to prevent violations of the federal securities laws. The Board also considered Centerstone’s risk management processes and its policies and procedures with respect to cybersecurity and business continuity. The Board also noted that, on a regular basis, it receives information from the Trust’s Chief Compliance Officer (CCO) regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including a Code of Ethics. The Board considered that Centerstone is responsible for the management of the day-to-day operations of the Funds, including but not limited to, monitoring and reviewing the activities of the Trust’s third-party service providers. The Board considered that the Trust’s CCO noted no material compliance issues since the Trust’s inception. The Board considered Centerstone’s level of staffing and its overall resources and received information regarding Centerstone’s compensation program.

The Board considered Centerstone’s investment processes and philosophies. The Board took into account that Centerstone’s responsibilities include the development and maintenance of an investment program for each of the Funds that is consistent with each Fund’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, and the implementation of compliance controls related to performance of these services. The Board also reviewed information with respect to Centerstone’s brokerage policies and practices, including with respect to best execution and soft dollars.

The Board concluded that Centerstone had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures to perform its duties under the Agreement and that the Advisor was able to provide a high quality of services under the Agreement with respect to each Fund.

Centerstone Investors ♦ Annual Report ♦ March 31, 2018	57

CENTERSTONE INVESTORS

SUPPLEMENTAL INFORMATION (Unaudited)

Performance. Among other data, the Board considered a report prepared by an independent third party provider of mutual fund data (the “Independent Fund Data Provider”) that included each Fund’s performance, as compared to a group of funds selected by that provider that employ similar investment strategies as that Fund (the “performance peer group”), as well as to a larger group of funds (the “performance peer universe”) and to its respective benchmark index.

The Board noted that the Investor Fund’s performance for the one-year period and since inception ended December 31, 2017 was below the median of its performance peer group and benchmark but higher than its peer universe for the same periods. The Board noted that the International Fund’s performance for the one-year period and since inception ended December 31, 2017 was below the median of its performance peer group, peer universe and benchmark. The Board noted the qualifications and experience of the portfolio manager for the Funds, including his positive long-term performance returns with respect to registered investment companies that he had previously managed. The Board took into account Centerstone’s discussion of the performance of each of the Funds relative to the performance of the funds in its performance peer group and the performance of the benchmark, including the differences between each Fund’s investment strategy and the strategy of the category in which the Independent Fund Data Provider had placed it and the impact of the Advisor’s investment style and the current market environment on each Fund’s performance relative to its peers and benchmark. The Board also took into account that the Funds had only recently commenced operations and noted the relatively short performance record with respect to each of the Funds.

The Board concluded that the overall performance of each of the Funds was satisfactory.

Fees and Expenses. The Board reviewed comparative information prepared by the Independent Fund Data Provider, including, among other data, each Fund’s advisory fees and total expenses as compared to the fees and expenses of similarly situated investment companies deemed by the Independent Fund Data Provider to be comparable to the Funds. Among other information, the Board considered each Fund’s ranking within a smaller group of peer funds chosen by the Independent Fund Data Provider (the “expense peer group”), as well as each Fund’s ranking within a broader group of funds (the “expense universe”). The Board noted that each Fund’s actual advisory fee (net of any fee waiver) was below the expense peer group median, and that each Fund’s total net expenses for the 12 month period ended December 31, 2017, were

58	Centerstone Investors ♦ Annual Report ♦ March 31, 2018

CENTERSTONE INVESTORS

SUPPLEMENTAL INFORMATION (Unaudited)

slightly above the expense peer group median. The Board took into account Centerstone’s discussion of the Funds’ expenses, including differences between the amount of those expenses and the expenses borne by the funds in the respective expense peer groups, as well as the impact of the Funds’ current asset size on expenses. The Board noted that Centerstone has agreed to waive fees and/or reimburse expenses with respect to the Funds. The Board noted that Centerstone did not manage any comparable accounts. The Board concluded that the advisory fee for each of the Funds was reasonable.

Profitability. The Board considered Centerstone’s profitability based on current asset levels and whether such profits were reasonable in light of the services Centerstone provided to the Funds. The Board reviewed a profitability analysis prepared by Centerstone, and noted the costs of managing the Funds. The Board considered that Centerstone was waiving and/or reimbursing Fund operating expenses, The Board concluded that Centerstone’s level of profitability, if any, from its relationship with the Funds was not excessive.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether the Funds’ advisory fee levels reflected economies of scale for the benefit of shareholders. The Board considered that while expenses of managing each of the Funds as a percentage of assets under management are expected to decrease as the Funds’ assets grow, at current asset levels, economies of scale are not a relevant consideration. The Board noted that it would revisit whether economies of scale exist in the future after the Funds had achieved sufficient size. The Board also noted that if the Funds’ assets increase over time, the Funds may realize other economies of scale.

Other Benefits. The Board also considered the character and amount of other direct and indirect benefits received by Centerstone from its relationship with the Funds. The Board concluded that potential “fall-out” benefits that Centerstone might receive, such as reputational benefits or increased ability to obtain research services, were reasonable and might, in some cases, benefit the Funds.

Conclusion. Based on the Board’s evaluation of all factors that it deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including all of the Independent Trustees, concluded that approval of the Agreement with respect to each Fund would be in the best interest of each Fund and its respective shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the renewal of the Agreement with respect to each Fund.

Centerstone Investors ♦ Annual Report ♦ March 31, 2018	59

CENTERSTONE INVESTORS

SUPPLEMENTAL INFORMATION (Unaudited)

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 877.314.9006 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC 800.SEC.0330. The information on Form N-Q is available without charge, upon request, by calling 877.314.9006.

60	Centerstone Investors ♦ Annual Report ♦ March 31, 2018

CENTERSTONE INVESTORS TRUST

PRIVACY NOTICE

February 2016

FACTS	WHAT DOES CENTERSTONE INVESTORS TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

	w	Social Security number and wire transfer instructions

What?	w	account transactions and transaction history

	w	investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons CENTERSTONE INVESTORS TRUST chooses to share; and whether you can limit this sharing.

Does Centerstone
Reasons we can share your	Investors Trust share	Can you limit
personal information	information?	this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes – to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes – information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

Questions?     Call 402.493.4603

Centerstone Investors ♦ Annual Report ♦ March 31, 2018	61

CENTERSTONE INVESTORS TRUST

PRIVACY NOTICE

What we do

How does Centerstone Investors Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does Centerstone Investors Trust collect my personal information?	We collect your personal information, for example, when you

	w	open an account or deposit money

	w	direct us to buy securities or direct us to sell your securities

	w	seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Federal law gives you the right to limit only:

Why can’t I limit all sharing?	w	sharing for affiliates’ everyday business purposes – information about your creditworthiness.

	w	affiliates from using your information to market to you.

	w	sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

	w	CENTERSTONE INVESTORS TRUST has no affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

	w	CENTERSTONE INVESTORS TRUST does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

	w	CENTERSTONE INVESTORS TRUST does not jointly market.

62	Centerstone Investors ♦ Annual Report ♦ March 31, 2018

TRUSTEES & OFFICERS

Independent Trustees

			Number of
			Portfolios	Other
			in Fund	Directorships
			Complex	held by Trustee
Name,	Position/	Principal Occupation	Overseen	During the Past
Year of Birth	Term of Office*	During the Past Five Years	by Trustee	Five Years
Paul Coghlan 1945	Independent Trustee since Mar. 2016.	CFO, Linear Technology Corp. (Dec. 1986–Jun. 2015).	2	None
Felix Rivera 1963	Independent Trustee since Mar. 2016.	Managing Partner, Independent Channel Advisors, LLC (investment advisory consultancy) (Jan. 2011–present).	2	BlueArc Multi-Strategy Fund (2014– 2017); Advisors Preferred Trust (since 2012).
Anita K. Krug 1969	Independent Trustee since Mar. 2016.	Professor, University of Washington School of Law (since 2016); Associate Professor, University of Washington School of Law (2014–2016); Assistant Professor, University of Washington School of Law (2010–2014).	2	Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014); Two Roads Shared Trust (since 2012).

Centerstone Investors ♦ Annual Report ♦ March 31, 2018	63

TRUSTEES & OFFICERS

Interested Trustees and Officers

Number of
			Portfolios	Other
			in Fund	Directorships
			Complex	held by Trustee
Name,	Position/	Principal Occupation	Overseen	During the Past
Year of Birth	Term of Office*	During the Past Five Years	by Trustee	Five Years
Abhay Deshpande** 1970	Trustee, President and CEO since Jan. 2016.	Founder & CIO of the Advisor (2015–present); Portfolio Manager, First Eagle Investment Management, LLC (2007–2014).	2	None
Philip Santopadre 1977	Treasurer, Secretary and CFO since Mar. 2016.	COO, CFO and CCO of the Advisor (Mar. 2016–present); Treasurer, First Eagle Funds and First Eagle Variable Funds (Sept. 2005–Mar. 2016); Vice President, First Eagle Investment Management, LLC (Jul. 2006–Mar. 2016).	N/A	N/A
Brian Curley 1976	Assistant Treasurer since Mar. 2017.	Vice President, Gemini Fund Services, LLC.	N/A	N/A
Jennifer Farrell 1969	Assistant Secretary since Mar. 2016.	Senior Paralegal, Gemini Fund Services, LLC.	N/A	N/A
Michael Wagner 1950	CCO since Nov. 2016.	President, Northern Lights Compliance Services, LLC.	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.

**	Abhay Deshpande is an “interested person” of the Trust as that term is defined under the 1940 Act because of his affiliation with Centerstone Investors LLC, the Funds’ Advisor.

64	Centerstone Investors ♦ Annual Report ♦ March 31, 2018

CENTERSTONE INVESTORS

Investment Advisor
Centerstone Investors, LLC
135 Fifth Avenue
Suite 3
New York, NY 10010

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue
Suite 800
Cleveland, OH 44115

Legal Counsel
Alston & Bird, LLP
950 F Street NW
Washington, D.C. 20004

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent, Fund Accountant and Fund Administrator
Gemini Fund Services, LLC
17605 Wright Street
Suite 2
Omaha, NE 68130

Distributor
Northern Lights Distributors, LLC
17605 Wright Street
Omaha, NE 68130

Centerstone Investors ♦ Annual Report ♦ March 31, 2018	65

CENTERSTONE
INVESTORS

Centerstone Investors • 135 Fifth Avenue, Suite 3 • New York, New York 10010
212.503.5790 • centerstoneinv.com • in

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Keith Rhoades is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rhoades is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2018 - $27,000

2017 - $24,000

(b)	Audit-Related Fees

2018 - None

2017 - None

(c)	Tax Fees

2018 - $6,400

2017 - $5,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2018 - None

2017 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2018 2017

Audit-Related Fees:      0.00% 0.00%

Tax Fees:      0.00% 0.00%

All Other Fees:      0.00% 0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2018 – $6,400

2017 – $5,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Centerstone Investors Trust

By (Signature and Title)

/s/ Abhay Deshpande

Abhay Deshpande, Principal Executive Officer/President

Date 6/6/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Abhay Deshpande

Abhay Deshpande, Principal Executive Officer/President

Date 6/6/18

By (Signature and Title)

/s/ Philip Santopadre

Philip Santopadre, Treasurer/Principal Financial Officer

Date 6/6/18